Exhibit 10.9


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                                iVoice.com, Inc.

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THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT
OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS OF TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.


                            Offering: Up to $275,000


      This offering consists of $275,000 of IVoice.com, Inc. Convertible Debentures, convertible into Common Stock as provided in this Subscription
    Agreement. This offering is for a minimum of $150,000 and a maximum of
                                    $275,000


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                             SUBSCRIPTION AGREEMENT

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


                             SUBSCRIPTION AGREEMENT

      This Subscription Agreement ("Agreement") is made between IVoice.com, Inc., ("Company") a Delaware corporation, and the undersigned prospective purchaser ("Purchaser") who is subscribing hereby for the Company's convertible debentures (the "Debentures"), to purchase up to $275,000 of the Company's Class A Common Stock, par value $.01 per share common stock ("Common Stock"). A copy of the form of Debenture is attached hereto as Exhibit A. The Debentures being offered will be separately transferable, to the extent that any such transfer is permitted by law. The Debentures and the underlying shares of Common Stock are collectively referred to as the "Securities". This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement together with any Exhibits thereto, relating to an offering (the "Offering") of the Company's Securities. This Offering is comprised of an offering of the Securities to accredited investors in accordance with the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"), and Rule 506 of Regulation D promulgated under the 1933 Act ("Regulation D").

1.    SUBSCRIPTION.

      (a) The Purchaser hereby subscribes for that amount of the Company's Debentures as is stated on the "Signature Page" of this Agreement. The Debentures shall pay 8% cumulative interest in cash or in freely trading Common Stock of the Company, at the Company's option, at the time of each conversion. If accrued interest shall be paid in Common Stock, the number of shares of the Company's Common Stock to be received shall be determined by dividing the dollar amount of the dividend by the lesser of: (i) 140% of the closing bid price for the Common Stock on the Closing Date (as defined below), or (ii) 80% of the Market Price. "Market Price" shall mean the average of the three (3) lowest closing bid prices for the Common Stock as reported by Bloomberg, L.P. during the twenty-two (22) trading days immediately preceding the conversion date. If the interest is to be paid in cash, the Company shall make such payment within five (5) business days of the date of conversion. If the accrued interest is to be paid in Common Stock, said Common Stock shall be delivered to the Purchaser, or per Purchaser's instructions, within five (5) business days of the date of conversion. The Debentures are subject to automatic conversion at the end of five (5) years from the date of issuance at which time all Debentures outstanding will be automatically converted based upon the formula set forth in the Debenture. The closing shall be deemed to have occurred on the date the funds are received by the Company (the "Closing Date").

      (b) Conditions Precedent. The following shall be conditions precedent to funding and release from escrow of the first $150,000 received from the purchasers: (i) the Company and an investor have signed documentation for a


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$5,000,000 equity credit line financing; (ii) in order for the Company to receive any tranche of funding, the daily average trading volume of the Common Stock multiplied by the volume weighted average closing price ("VWAP") for the thirty (30) trading days preceding funding must be a minimum of $25,000, subject to waiver by the Purchaser; and (iii) the Company shall cancel and terminate the equity credit line financing with Swartz Private Equity, LLC. The following shall be conditions precedent to funding and release from escrow of a second funding tranche in the amount $125,000 received from the purchasers: (x) the Company and an investor have signed documentation for a $5,000,000 equity credit line financing; (y) in order for the Company to receive any tranche of funding, the daily average trading volume of the Common Stock multiplied by the volume weighted average closing price ("VWAP") for the thirty (30) trading days preceding funding must be a minimum of $25,000, subject to waiver by the Purchaser; and (z) the Company shall have filed a registration statement, pursuant to the Registration Rights Agreement attached hereto, covering the common stock to be issued upon conversion of the Debentures issued in this Offering.

      (c) Upon the minimum of $150,000 being received in escrow and subject to the terms of this Agreement, First Union National Bank ("Escrow Agent") shall wire the funds to the Company, less fees set forth in this Agreement and pursuant to the escrow agreement ("Escrow Agreement") entered into by the Company and May Davis Group, Inc. The Escrow Agent shall also be responsible for forwarding the Debentures to the respective Purchaser and the name of such Purchaser will be registered on the Debenture transfer books of the Company as the record owner. Joseph B. LaRocco has acted as legal counsel for May Davis Group, Inc. and shall receive a fee of $7,500 for document preparation. Upon closing of the first $150,000 raised in this Offering Joseph B. LaRocco shall be wired the sum of $2,500, which shall be credited against the $5,000 he has already received and May Davis Group, Inc. shall receive a fee of 10% plus 2% non-accountable expenses.

      Upon an additional $125,000 being received in escrow and subject to the terms of this Agreement, the Escrow Agent shall wire the funds to the Company, less fees set forth in this Agreement and pursuant to the Escrow Agreement entered into by the Company and May Davis Group, Inc. The Escrow Agent shall also be responsible for forwarding the Debentures to the respective Purchaser and the name of such Purchaser will be registered on the Debenture transfer books of the Company as the record owner. Upon closing of the second tranche in the amount of $125,000, May Davis Group, Inc. shall receive a fee of 10% plus 2% non-accountable expenses.

      (d) Joseph B. LaRocco has acted as legal counsel for May Davis Group, Inc. and may continue to act as legal counsel for May Davis Group, Inc. The Purchaser has had the opportunity to consult with its own legal and financial advisors prior to the signing of the Agreement. The Purchaser consents to Joseph B. LaRocco acting in such capacity as legal counsel for May Davis


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Group, Inc. and waives any claim that such representation  represents a conflict of interest on the part of Joseph B. LaRocco.

      (e) The May Davis Group, Inc. shall receive a placement fee of 10% plus 2% for non-accountable expenses. This 12% shall be wired to The May Davis Group, Inc. by the Escrow Agent upon the closing of each amount funded pursuant to this Agreement. The May Davis Group, Inc. shall also receive Warrants to purchase 343,750 shares of Common Stock. The Warrants shall be exercisable anytime after issuance, for up to five (5) years after issuance and the Common Stock underlying the Warrant shall carry piggy-back registration rights requiring registration in this Offering. The Warrants shall be exercisable in whole or in part at 115% of the closing bid price of the Company's Common Stock on the day of funding and carry a cash or cashless exercise provision, at the Purchaser's option.

2.    PURCHASER'S REPRESENTATIONS AND WARRANTIES.

      The Purchaser represents and warrants to the Company that:

      (a) Investment Purpose. The Purchaser is acquiring the Securities for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, the Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Purchaser is neither an underwriter of, nor a dealer in, the Securities and is not participating in the distribution or resale of the Securities.

      (b) Accredited Purchaser Status; Sophisticated Purchaser. The Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the 1933 Act. The Purchaser has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities.

      (c) Reliance on Exemptions. The Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire such Securities.


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      (d) Information. The Purchaser and its advisors, if any, have been furnished with or have had access to all materials relating to the business, have had access to all of the Securities Exchange Act of 1934 (the "1934 Act") filings and press releases filed and issued by the Company, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Purchaser. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Purchaser or its advisors, if any, or its representatives shall modify, amend or affect the Purchaser's right to rely on the Company's representations and warranties contained in Section 3 below. The Purchaser understands that its investment in the Securities involves a high degree of risk. The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

      (e) No Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

      (f) Transfer or Resale. The Purchaser understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered for resale thereunder and sold, assigned or transferred in accordance with an effective registration statement, (B) the Purchaser shall have received from the Company's counsel, an opinion, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Purchaser provides the Company with assurance reasonably acceptable to the Company that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("RULE 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. The Purchaser agrees that the sale of the Securities will be in compliance with all applicable state and federal securities laws, rules and regulations and the rules and regulations of the Principal Market,


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


if applicable. The "Principal Market" shall mean the principal market or principal securities exchange or trading market on which the Common Stock is traded or listed.

      (g) Legends. The Purchaser understands that, until such time as the Securities have been transferred to a person who may trade the Common Stock without restriction under the 1933 Act as contemplated by the Registration Rights Agreement, the certificates representing the Securities, except as set forth below, shall bear a restrictive legend in substantially the following form:

      THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) IF AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

      The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale transaction, such holder receives from the Company's counsel, an opinion, in a generally acceptable form, to the effect that a public sale, assignment or transfer of such Securities may be made without registration under the 1933 Act, or (iii) such holder provides the Company with assurances reasonably acceptable to the Company that such Securities can be sold pursuant to Rule 144 without any restriction as to (A) the number of securities acquired as of a particular date that can then be immediately sold or (B) manner of sale. The Purchaser covenants that, in connection with any transfer of Securities by it pursuant to an effective registration statement under the 1933 Act, it will (i) comply with the applicable prospectus delivery requirements of the 1933 Act, provided that copies of a current prospectus relating to such effective registration statement are or have been supplied to the Purchaser, and (ii) comply with the "Plan of Distribution" section of the current prospectus relating to such effective registration statement.

      (h) Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Purchaser and is a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.


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      (i) No Conflicts. The execution, delivery and performance of this
Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby will not (i) result in a violation of the Articles of Incorporation or the By-laws or (ii) conflict with, or constitute a material default (or an event which with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, contract, indenture, mortgage, indebtedness or instrument to which the Purchaser or any of its Subsidiaries ("Subsidiaries" means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest) is a party, or result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Purchaser or any of its Subsidiaries or by which any property or asset of the Purchaser or any of its Subsidiaries is bound or affected.

      3.    COMPANY'S REPRESENTATIONS AND WARRANTIES.

      Except as set forth in the Schedules attached hereto, the Company represents and warrants to the Purchaser that:

      (a) Organization and Qualification. The Company and its Subsidiaries are corporations duly organized and validly existing in good standing under the laws of the State of Delaware, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted. The Company represents and warrants that the Company and its Subsidiaries are in material compliance, to the extent applicable, with all reporting obligations under either Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "1934 Act"). Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company and its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under this Agreement, the Registration Rights Agreement and the Debenture (collectively, the "Transaction Documents").

      (b) Authorization; Enforcement; Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform all actions contemplated by the Transaction Documents and to issue the Common Stock in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby,


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


including without limitation the reservation for issuance and the issuance of the Common Stock pursuant to this Agreement, have been duly and validly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors, or its shareholders, (iii) the Transaction Documents have been duly and validly executed and delivered by the Company, and (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

      (c) Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 150,000,000 shares of Class A Common Stock authorized, of which as of April 1, 2001, 110,236,548 shares were issued and outstanding, (ii) 700,000 shares of Class B Common Stock authorized, of which as of April 1, 2001, 364,000 shares are issued and outstanding (Note: one share of Series B Common Stock is convertible into 100 shares of Series A Common Stock), and (iii) no shares of Preferred Stock are authorized. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Furthermore, (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) there are no outstanding shares of capital stock, options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement and the currently effective Registration Statement on Form SB-2), (v) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement, (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement and (viii) there is no dispute as to the class of any shares of the Company's capital stock. The Company has furnished to the Purchaser, or


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the  Purchaser  has  had  access  through  EDGAR  ("Electronic  Data  Gathering,
Analysis, and Retrieval System") to, true and correct copies of the Company's Articles of Incorporation, as in effect on the date hereof (the "Articles Of Incorporation"), and the Company's By-laws, as in effect on the date hereof (the "By-laws `), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

      (d) Issuance of Common Stock. At least 400% of the number shares of Common Stock issuable pursuant to this Agreement based on the closing bid price on the trading day prior to the filing of the Registration Statement, have been duly authorized and reserved for issuance pursuant to this Agreement. Upon issuance in accordance with this Agreement after the effective date of the Registration Statement, the Common Stock will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The issuance by the Company of the Debentures is exempt from registration under the 1933 Act. In the event the Company cannot register sufficient shares, due to the remaining number of authorized shares of Common Stock being insufficient, the Company will use its best efforts to register the maximum number of shares it can based on the remaining balance of authorized shares and will use its best efforts to increase the number of its authorized shares as soon as reasonably practicable.

      (e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Articles of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or the By-laws or (ii) conflict with, or constitute a material default (or an event which with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, contract, indenture mortgage, indebtedness or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and the rules and regulations of the Principal Market) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Neither the Company nor its Subsidiaries is in violation of any term of, or in default under, the Articles of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or the By-laws or their organizational charter or by-laws, respectively, or any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, except for possible conflicts, defaults, terminations, amendments, accelerations, cancellations and violations that would not individually or in the aggregate have a Material Adverse Effect. The business of the Company and its Subsidiaries is not

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being conducted,  and shall not be conducted,  in violation of any law, statute, ordinance, rule, order or regulation of any governmental authority or agency, regulatory or self-regulatory agency, or court, except for possible violations the sanctions for which either individually or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act, the Company is not required to obtain any consent, authorization, permit or order of, or make any filing or registration (except the filing of a registration statement) with, any court, governmental authority or agency, regulatory or self-regulatory agency or other third party in order for it to execute, deliver or perform any of its obligations under, or contemplated by, the Transaction Documents in accordance with the terms hereof
or  thereof.  All  consents,   authorizations,   permits,  orders,  filings  and
registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof and are in full force and effect as of the date hereof. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company is not, and will not be, in violation of the listing requirements of the Principal Market as in effect on the date hereof and on each of the Closing Dates and is not aware of any facts which would reasonably lead to delisting of the Common Stock by the Principal Market in the foreseeable future.

      (f) SEC Documents; Financial Statements. Since January 2000, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Purchaser or its representatives, or they have had access through EDGAR, true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1933 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial

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position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other written information provided by or on behalf of the Company to the Purchaser which is not included in the SEC Documents, including, without limitation, information referred to in Section 3(d) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. Neither the Company nor any of its Subsidiaries or any of their officers, directors, employees or agents have provided the Purchaser with any material, nonpublic information which was not publicly disclosed prior to the date hereof and any material, nonpublic information provided to the Purchaser by the Company or its Subsidiaries or any of their officers, directors, employees or agents prior to any Closing Date shall be publicly disclosed by the Company prior to such Closing Date.

      (g) Absence of Certain Changes. Except as disclosed in the SEC Documents filed at least five (5) days prior to the date hereof, since January 2000, there has been no change or development in the business, properties, assets, operations, financial condition, results of operations or prospects of the Company or its Subsidiaries which has had or reasonably could have a Material Adverse Effect. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

      (h) Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the executive officers of Company or any of its Subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, in which an adverse decision could have a Material Adverse Effect.

      (i) Acknowledgment Regarding Purchaser's Purchase of the Debentures. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by the Purchaser or any of its respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Purchaser's purchase of the Securities. The Company further represents to the

Purchaser that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

      (j) No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or to its knowledge is contemplated to occur, with respect to the Company or its Subsidiaries or their respective business, properties, assets, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

      (k) No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

      (l) No Integrated Offering. To its knowledge, neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration under the 1933 Act of the Company's sale and issuance of the Securities to the Purchaser or cause this Offering to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of the Principal Market, nor will the Company or any of its Subsidiaries take any action or steps that would require registration under the 1933 Act of the Company's sale and issuance of the Securities to the Purchaser or cause the offering of the Securities to be integrated with other offerings.

      (m) Employee Relations. Neither the Company nor any of its Subsidiaries is involved in any union labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened. Neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that relations with their employees are good. No executive officer (as defined in Rule 501(f) of the 1933 Act) has notified the Company that such officer intends to leave the Company's employ or otherwise terminate such officer's employment with the Company.

      (n) Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. None of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights necessary to conduct its business as now or as proposed to be conducted have expired or terminated, or are expected to expire or terminate within two years from the date of this Agreement. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its Subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

      (o) Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the three foregoing cases, the failure to so comply would have, individually or in the aggregate, a Material Adverse Effect.

      (p) Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its Subsidiaries. Any real property and facilities held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

      (q) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

      (r) Regulatory Permits. The Company and its Subsidiaries have in full force and effect all certificates, approvals, authorizations and permits from the appropriate federal, state, local or foreign regulatory authorities and comparable foreign regulatory agencies, necessary to own, lease or operate their respective properties and assets and conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, approval, authorization or permit, except for such certificates, approvals, authorizations or permits which if not obtained, or such revocations or modifications which, would not have a Material Adverse Effect.

      (s) Internal Accounting Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability,
(iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

      (t) No Materially Adverse Contracts, Etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a Material Adverse Effect.

      (u) Tax Status. The Company and each of its Subsidiaries has made or filed all United States federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

      (v) Certain Transactions. Except as set forth in the SEC Documents filed at least ten days prior to the date hereof and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

      (w) Dilutive Effect. The Company understands and acknowledges that the number of shares of Common Stock issuable upon purchases pursuant to this Agreement will increase in certain circumstances. The Company's executive officers and directors have studied and fully understand the nature of the transactions contemplated by this Agreement and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that, subject to such limitations as are expressly set forth in the Transaction Documents, its obligation to issue shares of Common Stock upon purchases pursuant to this Agreement is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

       (x) Right of First Refusal. The Company shall give The May Davis Group, Inc. the right of first refusal for future fund raising for 12 months following the effective date of the registration statement covering this offering, except for the equity credit line financing and $1,500,000 Debenture offering that the Company is in the process of closing. The May Davis Group, Inc. shall have ten (10) business days in which to accept such offers upon receipt of a written term sheet from the Company.

      (y) Pending and Threatened Litigation. Except as otherwise disclosed in Exhibit B, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental body now pending or, to the knowledge of the Company, threatened or contemplated to which the Company or any of its Subsidiaries is or may be a party or to which the business or property of the

Company or any of its Subsidiaries is or may be bound or subject, (ii) no law, statute, rule, regulation, order or ordinance that has been enacted, adopted or issued by any Governmental Body or that, to the knowledge of the Company, has been proposed by any Governmental Body adversely affecting the Company or any of its Subsidiaries, (iii) no injunction, restraining order or order of any nature by a federal, state or foreign court or Governmental Body of competent jurisdiction to which the Company or any of its Subsidiaries is subject issued that, in the case of clauses (i), (ii) and (iii) above, (A) is reasonably likely, singly or in the aggregate, to result in a material adverse effect on the business, condition, (financial or otherwise), operations, earnings, performance, properties or prospects of the Company, and its Subsidiaries taken as a whole or (B) would interfere with or adversely affect the issuance of the Securities or would be reasonably likely to render any of the Transaction Documents or the Securities, or any portion thereof, invalid or unenforceable.

      4.    COVENANTS OF THE COMPANY

      (a) Best Efforts. The Company shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in the Transaction Documents.

      (b) Reporting Status. Until the earlier of (i) the date on which the Purchaser may sell all of the Securities acquired pursuant to this Agreement without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), or (ii) the date on which the Purchaser has sold all the Securities issuable hereunder, the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as a reporting company under the 1933 Act.

      (c) Use of Proceeds. The Company will use the proceeds from the sale of the Securities (excluding amounts paid by the Company for escrow fees, legal fees, filing fees and other fees and expenses related to the sale of these Securities) for working capital.

      (d) Financial Information. The Company agrees to make available to the Purchaser via EDGAR or other electronic means the following to the Purchaser during the Registration Period: (i) within five (5) Trading Days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any Registration Statements or amendments filed pursuant to the 1933 Act; (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its Subsidiaries, (iii) copies of any notices and other information made available or given to the shareholders of the Company generally, contemporaneously with the making available or giving thereof to the shareholders and (iv) within two (2) calendar days of filing or delivery thereof, copies of all documents filed with, and all correspondence sent to, the Principal

Market, any securities exchange or market, or the National Association of Securities Dealers, Inc.

      (e) Transactions With Affiliates. The Company shall not, and shall cause each of its Subsidiaries not to, enter into, amend, modify or supplement, or permit any Subsidiary to enter into, amend, modify or supplement, any agreement, transaction, commitment or arrangement with any of its or any Subsidiary's officers, directors, persons who were officers or directors at any time during the previous two years, shareholders who beneficially own 5% or more of the Common Stock, or affiliates or with any individual related by blood, marriage or adoption to any such individual or with any entity in which any such entity or individual owns a 5% or more beneficial interest (each a "Related Party"), except for (i) customary employment arrangements and benefit programs on reasonable terms, (ii) any agreement, transaction, commitment or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party, or (iii) any agreement, transaction, commitment or arrangement which is approved by a majority of the disinterested directors of the Company. For purposes hereof, any director who is also an officer of the Company or any Subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment or arrangement. "Affiliate" for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly,
(i) has a 5% or more equity interest in that person or entity, (ii) has 5% or more common ownership with that person or entity, (iii) controls that person or entity, or (iv) shares common control with that person or entity. "Control" or "Controls" for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

      (f) Filing of Form 8-K. On or before the date which is five (5) business days after the Closing Date, the Company shall file a press release and/or a Current Report on Form 8-K with the SEC describing the terms of the transaction contemplated by the Transaction Documents in the form required by the 1934 Act, if such filing is required.

      (g) Notice of Certain Events Affecting Registration. The Company shall promptly notify Purchaser upon the occurrence of any of the following events in respect of a Registration Statement or related prospectus in respect of an offering of the Securities: (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate, and the Company shall promptly make available to Purchaser any such supplement or amendment to the related prospectus.

      (h) Reimbursement. If (i) Purchaser, other than by reason of its negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by any shareholder of the Company, in connection with or as a result of the consummation of the transactions contemplated by the Transaction Documents, or if Purchaser is impleaded in any such action, proceeding or investigation by any person, or (ii) Purchaser, other than by reason of its negligence or willful misconduct or by reason of its trading of the Common Stock in a manner that is illegal under the federal securities laws, becomes involved in any capacity in any action, proceeding or investigation brought by the SEC against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated by the Transaction Documents, or if Purchaser is impleaded in any such action, proceeding or investigation by any person, then in any such case, the Company will reimburse Purchaser for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. In addition, other than with respect to any matter in which Purchaser is a named party, the Company will pay to Purchaser the charges, as reasonably determined by Purchaser, for the time of any officers or employees of Purchaser devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearings, trials or pretrial matters, or otherwise with respect to inquiries, hearing, trials, and other proceedings relating to the subject matter of this Agreement. The reimbursement obligations of the Company under this section shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any affiliates of Purchaser that are actually named in such action, proceeding or investigation, and partners, directors, agents, employees, attorneys, accountants, auditors and controlling persons (if any), as the case may be, of Purchaser and any such affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, Purchaser and any such affiliate and any such person.

      (i) Indemnification. In consideration of the Purchaser's execution and delivery of the this Agreement and the Registration Rights Agreement and acquiring the Debentures hereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Purchaser and all of their shareholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby,
(ii) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (iii) any cause of action, suit or claim brought or made against such Indemnitee by a third party and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (iv) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Debentures or (v) the status of the Purchaser or holder of the Debentures as an investor in the Company, except insofar as any such untrue statement, alleged untrue statement, omission or alleged omission is made in reliance upon and in conformity with written information furnished to the Company by the Purchaser which is specifically intended by the Purchaser for use in the preparation of any such Registration Statement, preliminary prospectus or prospectus. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The indemnity provisions contained herein shall be in addition to any cause of action or similar rights the Purchaser may have, and any liabilities to which the Purchaser may be subject.

5.    Cover.

      If, the number of Shares represented by any conversion notice become restricted or are no longer freely trading for any reason, and after the applicable Closing Date, the Purchaser purchases, in an open market transaction or otherwise, the Company's Common Stock (the "Covering Shares") in order to make delivery in satisfaction of a sale of Common Stock by the Purchaser (the "Sold Shares"), which delivery such Purchaser anticipated to make using the

Common Stock to be delivered pursuant to the conversion notice (a "Buy-In"), so long as the shares issuable upon conversion of this Debenture were freely trading at the time of conversion, the Company shall pay to the Purchaser, the Buy-In Adjustment Amount (as defined below). The "Buy-In Adjustment Amount" is the amount equal to the excess, if any, of (a) the Purchaser's total purchase price (including brokerage commissions, if any) for the Covering Shares over (b) the net proceeds (after brokerage commissions, if any) received by the Purchaser from the sale of the Sold Shares. The Company shall pay the Buy-In Adjustment Amount to the Purchaser in immediately available funds immediately upon demand by the Purchaser. By way of illustration and not in limitation of the foregoing, if the Purchaser purchases Common Stock having a total purchase price (including brokerage commissions) of $11,000 to cover a Buy-In with respect to the Common Stock it sold for net proceeds of $10,000, the Buy-In Adjustment Amount which the Company will be required to pay to the Purchaser will be $1,000.

      6.    PUBLICITY.

      The Company and Purchaser shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement.

      7.    Delivery Instructions.

      Prior to or on the Closing Date the Company shall deliver to the Purchaser and Escrow Agent the Pending or Threatened Litigation Schedule to be attached hereto as Exhibit B and a signed Registration Rights Agreement in the form attached hereto as Exhibit C. Also, prior to or on the Closing Date the Company shall deliver to the Purchaser and Escrow Agent an opinion letter signed by counsel for the Company in the form attached hereto as Exhibit D and a copy of a fully executed board resolution approving this Offering to be attached as Exhibit E. The Debentures being purchased hereunder shall be delivered to the Escrow Agent on or prior to the Closing Date, so that on the Closing Date the Escrow Agent can deliver the Debentures to the Purchaser and wire the funds, less fees, to the Company.

      8.    UNDERSTANDINGS.

      The Purchaser understands, acknowledges and agrees with the Company as follows:

      (a) This Subscription may be rejected, in whole or in part, by the Company in its sole and absolute discretion at any time before the date set for closing unless the Company has given notice of acceptance of the Purchaser's subscription by signing this Agreement.

      (b) The representations, warranties and agreements of the Purchaser and the Company contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all material respects on and as of the date of the sale of the Debentures, and as of the date of the conversion thereof, as if made on and as of such date and shall survive the execution and delivery of this Agreement and the purchase of the Debentures.

      (c) This Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Rule 506 of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Purchaser herein and in the Questionnaire.

      9.    Litigation.

      (a) Forum Selection and Consent to Jurisdiction. Any litigation arising out of, under, or in connection with, this Agreement or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Company or Purchaser shall be brought and maintained exclusively in the courts of the State of New York. The Company hereby expressly and irrevocably submits to the jurisdiction of the state and federal courts of the State of New York for the purpose of any such litigation as set forth above and irrevocably agrees to be bound by any final judgment rendered thereby in connection with such litigation. The Company further irrevocably consents to the service of process by registered mail, postage prepaid, or by personal service within or without the State of New York. The Company hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in any inconvenient forum. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the other loan documents.

      (b) Waiver of Jury Trial. The Purchaser and the Company hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with, this agreement, or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Purchaser or the Company. The Company acknowledges and agrees that it has received full and sufficient consideration for this provision and that this provision is a material inducement for the Purchaser entering into this Agreement.

      (c) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to the conflicts of laws principles thereof.

      10.   MISCELLANEOUS.

      (a) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular or plural, as the identity of the person or persons may require.

      (b) Neither this Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled, except by an instrument in writing signed by the party effecting the same against whom any change, discharge or termination is sought.

      (c) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered, received by facsimile transmission and, other than the Notice of Conversion, sent by registered mail, return receipt requested, addressed: (i) if to the Company, at IVoice.com, Inc., Attention: Jerome R. Mahoney, CEO, 750 Highway 34, Matawan, NJ 07747, (p) 732-441-7700, (f) 732-441-9895, with a copy by facsimile to Meritz & Muenz LLP, Three Hughes Place, Dix Hills, New York 11746 (p) 631-242-7384, (f) 631-242-6715 and (ii) if to the Purchaser, at the address for correspondence set forth in the Questionnaire, or at such other address as may have been specified by written notice given in accordance with this Section 10(c), with a copy to May Davis Group, Inc., Attention: Mike Jacobs, One World Trade Center, Suite 8735, New York, New York 10048 (p) 888-629-3284 (f) 212-775-8169.

      (d) If any provision of this Agreement is invalid or unenforceable under any applicable statue or rule of law, then such provisions shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

      (e) This Agreement, together with Exhibits A, B, C, D and E attached hereto and made a part hereof, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto. An executed facsimile copy of the Agreement shall be effective as an original. The Exhibits are as follows:

      Exhibit A  - Debenture
      Exhibit B - Pending or Threatened Litigation
      Exhibit C - Registration Rights Agreement
      Exhibit D - Opinion Letter
      Exhibit E - Board Resolution Approving the Offering



            [BALANCE OF PAGE INTENTIONALLY LEFT BLANK)

                                IVOICE.COM, INC.
                                  QUESTIONNAIRE


      The information contained in this Questionnaire is being furnished in order to determine whether the undersigned's subscription to purchase the Debentures described in the Subscription Agreement may be accepted.

      ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Securities is exempt from registration under the Securities Act of 1933, as amended. Further, the undersigned understands that the offering is required to be reported to the Securities and Exchange Commission, NASDAQ and to various state securities and "blue sky" regulators.

      IN ADDITION TO SIGNING THE SIGNATURE PAGE, THE UNDERSIGNED MUST COMPLETE FORM W-9 ATTACHED HERETO.

I.    PLEASE CHECK EACH OF THE STATEMENTS BELOW THAT APPLIES.


[ ] 1. The undersigned: (a) has total assets in excess of $5,000,000; (b) was not formed for the specific purpose of acquiring the Securities and (c) has its principal place of business in ___________.

[ ]         2.    the  undersigned  is a natural  person whose  individual net worth*  or  joint  net  worth  with  his  or  her  spouse  exceeds
            $1,000,000.

[ ] 3. the undersigned is a natural person who had an individual income* in excess of $200,000 in each of 1999 and 2000 and who reasonably expects an individual income in excess of $200,000 in 2001. Such income is solely that of the undersigned and excludes the income of the undersigned's spouse.

[ ] 4. The undersigned is a natural person who, together with his or her spouse, has had a joint income* in excess of $300,000 in each of 1999 and 2000 and who reasonably expects a joint income in excess of $300,000 during 2001.

* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining "income", an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.


[ ]         5.    The undersigned is:

                  (a)   a  bank  as  defined   in   Section   3(a)(2)  of  the
                  Securities Act; or

                  (b) a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; or

                  (c) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or

                  (d) an insurance company as defined in Section 2(13) of the Securities Act; or

                  (e) An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940; or

                  (f) a small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or
                  (d) of the Small Business Investment Act of 1958; or

[ ]         6.    The  undersigned  is an entity  in which  all of the  equity owners are accredited investors.

II.         INVESTOR INFORMATION.

            If the undersigned is an individual:

            Name _________________________________________

            Street Address __________________________________

            City, State, Zip Code ___________________________

            Phone, Fax ______________________________________

            Social Security Number (or Taxpayer Identification Number

            _________________________________________________

            Send Correspondence to:

            _________________________________________________

            _________________________________________________

            _________________________________________________

            _________________________________________________


            If the undersigned is a Partnership or Other Entity:

            Contact Name ___________________________________

            State of Organization ______________________________

            Principal Business Address _________________________

            City, State, Zip Code ______________________________

            Taxpayer Identification Number _____________________

            Phone, Fax _____________________________________

                                IVOICE.COM, INC.
                                 SIGNATURE PAGE

      Your signature on this Signature Page evidences your agreement to be bound by the Questionnaire and the Subscription Agreement.

      1. The undersigned hereby represents that (a) the information contained in the Questionnaire is complete and accurate and (b) the undersigned will notify IVOICE.COM, INC. immediately if any material change in any of the information occurs prior to the acceptance of the undersigned's subscription and will promptly send IVOICE.COM, INC. written confirmation of such change.

      2. The undersigned signatory hereby certifies that he/she has read and understands the Subscription Agreement and Questionnaire, and the representations made by the undersigned in the Subscription Agreement and Questionnaire are true and accurate.


___________________________________       _________________________
Amount of Debentures subscribed for                   Date

                                          _________________________
(Purchaser)

                                          By: _____________________
                                                      (Signature)


                                          Name: __________________
                                                (Please Type or Print)


                                          Title: ____________________
                                                (Please Type or Print)

      THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT.

                             COMPANY ACCEPTANCE PAGE



This Subscription Agreement accepted
and agreed to this ____ day of April, 2001

IVOICE.COM, INC.



BY______________________________________
     Jerome R. Mahoney, its CEO duly authorized

                              Exhibit B

                        PENDING OR THREATENDED LITIGATION

Communication Research, Inc. vs. iVoice.com, Inc.

Filed April 2000
Superior Court of New Jersey
Chancery Division
Bergen County

This suit brought by a subtenant against the Company seeking equitable relief and damages in connection with its tenancy, as well as, conversion of office furniture and equipment, wrongful eviction, interference of economic relations and quantum merit.

The law firm Ferrara, Turitz, Harraka & Goldberg, 505 Main Street, Hackensack, NJ 07601, is defending this action. The Company believes that this action is without merit and intends to vigorously defend this suit.

Lorelei Personnel, Inc. vs. iVoice.com, Inc.
Filed February 12, 2001
Superior Court of New Jersey
Middlesex County

This action is for consulting\employee placement services allegedly rendered by Lorelei. The payment terms that Lorelei claims, were never agreed to by iVoice. Furthermore, the employee referred by Lorelei was terminated within 30 days of hire for failure to perform in an adequate manner. The plaintiff is seeking damages of $6,000, plus interest, legal fees and court costs. The Company believes that this action is without merit and intends to vigorously defend this suit.

This action is being defended by the law firm Reid Weinman, P.C.,158 Livingston, Ave., New Brunswick, NJ 08901. The Company believes that this action is without merit and intends to vigorously defend this suit.

Lighthouse Technical Consulting, Inc. vs. iVoice.com, Inc.
Filed March, 2001
Superior Court of New Jersey
Monmouth County

This action is for failure to pay for consulting\employee placement services rendered by Lighthouse. IVoice is making monthly payments in the amount of $500 and does not deny that the liability exists.

This action is being defended by the law firm Reid Weinman, P.C.,158 Livingston, Ave., New Brunswick, NJ 08901. The Company believes that this action is without merit and intends to vigorously defend this suit.

                                    EXHIBIT D

Purchasers of [Company] [Describe Securities]         _______________, 2001


                                  Re: [Company]

Ladies and Gentlemen:

      This firm has acted as counsel to [Company], a corporation incorporated under the laws of the State of _________ (the "Company"), in connection with the proposed issuance and sale of convertible debentures (the "Securities" or "Debentures") pursuant to the Subscription Agreement (including all Exhibits and Appendices thereto) (collectively the "Agreements").

      In connection with rendering the opinions set forth herein, we have examined drafts of the Agreement, the Company's Certificate of Incorporation, and its Bylaws, as amended to date [other documents - describe], the proceedings of the Company's Board of Directors taken in connection with entering into the Agreements, and such other documents, agreements and records as we deemed necessary to render the opinions set forth below.

      In conducting our examination, we have assumed the following: (i) that each of the Agreements has been executed by each of the parties thereto in the same form as the forms which we have examined, (ii) the genuineness of all signatures, the legal capacity of natural persons, the authenticity and accuracy of all documents submitted to us as originals, and the conformity to originals of all documents submitted to us as copies, (iii) that each of the Agreements has been duly and validly authorized, executed and delivered by the party or parties thereto other than the Company, and (iv) that each of the Agreements constitutes the valid and binding agreement of the party or parties thereto other than the Company, enforceable against such party or parties in accordance with the Agreements' terms.

      Based upon the subject to the foregoing, we are of the opinion that:

      1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of __________, is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where the Company owns or leases properties, maintains employees or conducts business, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company, and has all requisite corporate power and authority to own its properties and conduct its business.

      2. The authorized capital stock of the Company consists of _______ shares of Common Stock, ________ par value per share, ("Common Stock") and ______________ Preferred Stock, par value $________ per share; [describe classes if applicable]

      3. The Common Stock is registered pursuant to Section 12(b) or Section 12(g) of the Securities Exchange Act of 1934, as amended and the Company has timely filed all the material required to be filed pursuant to Sections 13(a) or 15(d) of such Act for a period of at least twelve months preceding the date hereof;

      4. When duly countersigned by the Company's transfer agent and registrar, and delivered to you or upon your order against payment of the agreed consideration therefor in accordance with the provisions of the Agreements, the Securities [and any Common Stock to be issued upon the conversion of the Securities] as described in the Agreements represented thereby will be duly authorized and validly issued, fully paid and nonassessable;

      5 The Company has the requisite corporate power and authority to enter into the Subscription Agreement and to sell and deliver the Securities and the Common Stock to be issued upon the conversion of the Securities as described in the Agreements; each of the Agreements has been duly and validly authorized by all necessary corporate action by the Company to our knowledge, no approval of any governmental or other body is required for the execution and delivery of each of the Agreements by the Company or the consummation of the transactions contemplated thereby; each of the Agreements has been duly and validly executed and delivered by and on behalf of the Company, and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors rights generally, and except as to compliance with federal, state, and foreign securities laws, as to which no opinion is expressed;

      6. To the best of our knowledge, after due inquiry, the execution, delivery and performance of the Subscription Agreement and Debenture by the Company and the performance of its obligations thereunder do not and will not constitute a breach or violation of any of the terms and provisions of, or constitute a default under or conflict with or violate any provision of (i) the Company's Certificate of Incorporation or By-Laws, (ii) any indenture, mortgage, deed of trust, agreement or other instrument to which the Company is party or by which it or any of its property is bound, (iii) any applicable statute or regulation or as other, (iv) or any judgment, decree or order of any court or governmental body having jurisdiction over the Company or any of its property.

      7. The issuance of Common Stock upon conversion of the Debentures in accordance with the terms and conditions of the Debenture and the Subscription Agreement, will not violate the applicable listing agreement between the Company and any securities exchange or market on which the Company's securities are listed.

      8. To the best of our knowledge, after due inquiry, there is no pending or threatened litigation, investigation or other proceedings against the Company.

      9. The Company complies with the eligibility requirements for the use of Form S-3, under the Securities Act of 1933, as amended.

Note: Use this where Registration Rights were included in the offering and the Company is S-3 eligible.

      This opinion is rendered only with regard to the matters set out in the numbered paragraphs above. No other opinions are intended nor should they be inferred. This opinion is based solely upon the laws of the United States and the State of _____________ and does not include an interpretation or statement concerning the laws of any other state or jurisdiction. Insofar as the enforceability of the Subscription Agreement and Debenture may be governed by the laws of other states, we have assumed that such laws are identical in all respects to the laws of the State of ___________.

      The opinions expressed herein are given to you solely for your use in connection with the transaction contemplated by the Subscription Agreement and Debenture and may not be relied upon by any other person or entity or for any other purpose without our prior consent.

                                          Very truly yours,




                                          By:   _____________________

Schedule 3(a) - Subsidiaries

None.

Schedule 3(c) - Capitalization

(c) Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 150,000,000 shares of Class A Common
      Stock authorized, of which as of April 1, 2001, 110,236,548 shares are issued and outstanding, (ii) 700,000 shares of Class B Common
      Stock authorized, of which as of April 1, 2001, 364,000 are issued and outstanding, (iii) no shares of Preferred Stock are authorized.
      All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable.

Note: One share of Class B Common Stock is convertible into one hundred shares of Class A Common Stock.

It is anticipated that the Company will increase the authorized number of Class A Common Stock shares to 500 million shares and revise the par value of the Class A stock from $.01 to $.001. Immediately following the execution of this Agreement, the Company will file an Information Statement with the Securities Exchange Commission. Ten days thereafter, the majority of shareholders of the Company will approve an Amendment to the Certificate of Incorporation increasing the number of authorized Class A Common Stock shares and revising the par value of the Class A common stock.

As of April 1, 2001, the Company had 110,236,548 Class A shares issued and outstanding and 364,000 Class B shares issued and outstanding. Class B shares hold voting power of 100 shares of Class A stock. Therefore, the outstanding Class B shares hold a total of 36,400,000 votes.

Jerome Mahoney, President and Chief Executive Officer of the Company holds voting control of:

39,150,000 Class A votes
36,400,000 Class B votes
75,550,000 votes

Total votes at a meeting of shareholders equals:

110,236,548 Class A votes
36,400,000 Class B votes
146,636,548 Total Votes

Jerry Mahoney holds 51.52% of the votes to authorize an increase in the authorized Class A shares to 500 million shares and a revision of the par value.

Convertible Debentures.

      These debentures are convertible into shares of the Company's Class A Common Stock at the option of the holder by dividing the outstanding principal and interest by the conversion price which shall equal 50% of the average bid price during the 20 trading days before the conversion date. As of April 23, 2001, $287,000 remained outstanding.

      The Company has been advised by one of the debenture holders that the Company was in breach of some of the terms of the debentures. The Company has reached settlement terms with this one previous holder of $50,000 in debentures regarding the interest and penalties that have been demanded by this former holder whereby the Company will issue 450,000 shares to this former holder in full settlement of the former debenture holder's claim.

Due to Related Party

      During the period from June 2000 to date, Jerome R. Mahoney, President and Chief Executive Officer of the Company, sold Common Stock Shares of the Company and has loaned proceeds of these sales to the Company to fund its working capital requirements. The Company has executed a promissory note and Security Agreement in favor of Mr. Mahoney. As of April 23, 2001, the outstanding loan balance including monies loaned from the proceeds of stock sales, unpaid compensation, income taxes incurred from the sale of stock and unreimbursed expenses, totaled $1,568,327.

      Under the terms of the loan agreements, the note holder may elect prepayment of the principal and interest owed pursuant to this Note by issuing Jerome Mahoney, or his assigns, one Class B common stock share of iVoice.com, Inc., no par value, for each dollar owed.

Schedule 3(e) - Conflicts

It is anticipated that the Company will increase the authorized number of Class A Common Stock shares to 500 million shares. Immediately following the execution of this Agreement, the Company will file an Information Statement with the Securities Exchange Commission. Ten days thereafter, the majority of shareholders of the Company will approve an Amendment to the Certificate of Incorporation increasing the number of authorized Class A Common Stock shares.

Schedule 3(g) - Material Changes

None.

Schedule 3(h) Litigation

Communication Research, Inc. vs. iVoice.com, Inc.

Filed April 2000
Superior Court of New Jersey
Chancery Division
Bergen County

This suit brought by a subtenant against the Company seeking equitable relief and damages in connection with its tenancy, as well as, conversion of office furniture and equipment, wrongful eviction, interference of economic relations and quantum merit.

The law firm Ferrara, Turitz, Harraka & Goldberg, 505 Main Street, Hackensack, NJ 07601, is defending this action. The Company believes that this action is without merit and intends to vigorously defend this suit.

Lorelei Personnel, Inc. vs. iVoice.com, Inc.
Filed February 12, 2001
Superior Court of New Jersey
Middlesex County

This action is for consulting\employee placement services allegedly rendered by Lorelei. The payment terms that Lorelei claims, were never agreed to by iVoice. Furthermore, the employee referred by Lorelei was terminated within 30 days of hire for failure to perform in an adequate manner. The plaintiff is seeking damages of $6,000, plus interest, legal fees and court costs. The Company believes that this action is without merit and intends to vigorously defend this suit.

This action is being defended by the law firm Reid Weinman, P.C.,158 Livingston, Ave., New Brunswick, NJ 08901. The Company believes that this action is without merit and intends to vigorously defend this suit.

Lighthouse Technical Consulting, Inc. vs. iVoice.com, Inc.
Filed March, 2001
Superior Court of New Jersey
Monmouth County

This action is for failure to pay for consulting\employee placement services rendered by Lighthouse. IVoice is making monthly payments in the amount of $500 and does not deny that the liability exists.

This action is being defended by the law firm Reid Weinman, P.C.,158 Livingston, Ave., New Brunswick, NJ 08901. The Company believes that this action is without merit and intends to vigorously defend this suit.

Schedule 3(l) - Intellectual Property

None.

Schedule 3(n) Liens

                               SECURITY AGREEMENT

This SECURITY AGREEMENT dated March 20, 2001, between Jerome Mahoney, an individual with offices at c/o iVoice.com, Inc. 750 Highway 34, Matawan, New Jersey 07747 (the "Secured Party") and iVoice.com, Inc., a Delaware corporation, with offices at 750 Highway 34, Matawan, New Jersey 07747 (the "Debtor").

1. Obligation to Pay. The Debtor concurrently with the execution and delivery of this AGREEMENT, has borrowed One Million and Five Hundred Thousand and Sixty-eight Dollars and 0/100 Cents ($1,568,327), from the Secured Party, which borrowing is evidenced by the Debtor's promissory note., and in consideration therefor, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Debtor hereby grants the Secured Party a security interest as set forth in Paragraph 2 herein.

2. Collateral. The Debtor desires to enter into this AGREEMENT for the purpose of creating a security interest in favor of the Secured Party in the assets annexed as Exhibit I hereto, in all additions and accessions thereto, substitutions therefore and all proceeds of their sale or disposition (all hereinafter referred to collectively as "Assets").

3. Creation of security interest. The Debtor, in order to secure payment of the debt evidenced by the promissory note originally for the sum of $1,568,327,, including accrued interest, renewals, extensions thereof and additional borrowings that shall be evidenced by additional promissory notes; and all costs and expenses incurred in collection of the hereby grants to the Secured Party a security interest in the Assets.

4.  Debtor's warranties and agreements.  The Debtor warrants and agrees that:
(a) Transfer. The Debtor will not: (a) sell or exchange the Assets outside of the ordinary course of business, (b) lease, encumber or pledge the Assets,
(c) create any security interest therein except that created by this AGREEMENT, without the prior written consent of the Secured Party.

(b) Filings The Debtor will pay all costs of filing any financing, continuation, or termination statements with respect to the security interest created by this Agreement. The Secured Party is hereby appointed the Debtor's attorney-in-fact to do all acts and things which the Secured Party may deem necessary to perfect and continue perfected the security interest created by this Agreement and to protect the goods. A reproduction of this Agreement, or any financing statement signed by the Debtor, is sufficient as a financing statement.

(c) Place of business The Debtor will promptly notify the Secured Party of any change in the location of any place of business and of the establishment of any new place of business.

5. Default and remedies. In the event of default in the payment of the debts referred to in paragraph 1, or any past or future advances, expenditures, or liabilities hereby secured, or in the due observance or performance or any of the other conditions or agreements hereof; or if any of the warranties of the Debtor shall prove to be false or misleading; or if the Debtor shall become insolvent or shall be adjudicated a bankrupt, or if bankruptcy, insolvency, reorganization, arrangement, debt adjustment, or liquidation proceedings, or receivership proceedings in which the Debtor is alleged to be insolvent or unable to pay his debts as they mature, shall be instituted by or against the Debtor, and the Debtor shall consent to the same or admit in writing the material allegations of the petition filed in such proceedings, or such proceedings shall not be dismissed within 30 days after their institution; then, upon the occurrence of any of the above events, the Secured Party may declare the unpaid balance of the debt and all advances, expenditures, and liabilities immediately due and payable without demand or notice, and the Secured Party may enter judgment on such note or otherwise reduce such debt, advances, expenditures, and liabilities to judgment, and in addition proceed to exercise one or more of the rights accorded by the Uniform Commercial Code in force in the State of Nevada at the date of this Agreement. It is understood and agreed that this Agreement has been made and entered into pursuant to the Uniform Commercial Code and that the Secured Party has all rights and remedies accorded thereby. If any provisions of the Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained in this Agreement.

6. Benefit. The rights and privileges of the Secured Party under this Agreement shall inure to the benefit of its successors and assigns. All covenants, warranties, and agreements of the Debtor contained in this Agreement are joint and several and shall bind personal representatives, heirs, successors and assigns.

                                 Jerome Mahoney

By:   _____________________               Date: ______________

      iVoice.com, Inc.

By:   _____________________               Date: ______________

Name: ____________________    Title:      _____________________


                              EXHIBIT I

All assets of the Debtor including by not limited to intellectual property, patents, trademarks, software, artwork, copyrighted materials, accounts receivable and all proceeds, cash, inventory, office equipment, telephones, furniture, and motor vehicles. Additionally, all proceeds payable to the Debtor under the Key Man life insurance policy issued by Massachusetts Mutual Policy Number 11073319.

Schedule 3(t) - Certain Transactions

See Schedule 3(n)


                                       42